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                                                                   Exhibit 10.17




                                                     EXECUTION COPY




________________________________________________________________________________




                     WARRANT REGISTRATION RIGHTS AGREEMENT





                            Dated as of May 13, 1994





                                    between




                           J.M. PETERS COMPANY, INC.



                                      and



                       MORGAN STANLEY & CO. INCORPORATED





________________________________________________________________________________






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                     WARRANT REGISTRATION RIGHTS AGREEMENT


                 THIS WARRANT REGISTRATION RIGHTS AGREEMENT (the "Agreement") is made and entered into May 13, 1994, between J.M. PETERS COMPANY, INC., a Delaware corporation (the "Company"), and MORGAN STANLEY & CO. INCORPORATED (the "Placement Agent").

                 This Agreement is made pursuant to the Placement Agreement dated May 6, 1994, between the Company and the Placement Agent (the "Placement Agreement"), which provides for the sale by the Company to the Placement Agent of 10,000 units (the "Units"), each Unit consisting of (i) ten 12-3/4% Senior Notes due 2002 (the "Notes") of the Company and (ii) 79 Warrants (each, a "Warrant"), each Warrant entitling the holder thereof to purchase one share of Common Stock, par value $0.10 per share, of the Company. In order to induce the Placement Agent to enter into the Placement Agreement, the Company has agreed to provide to the Placement Agent and its direct and indirect transferees the registration rights set forth in this Agreement. The execution of this Agreement is a condition to the closing under the Placement Agreement.

                 In consideration of the foregoing, the parties hereto agree as follows:

                 1. Definitions. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

                 "1933 Act" shall mean the Securities Act of 1933, as amended from time to time.

                 "1934 Act" shall mean the Securities Exchange Act of 1934, as amended from time to time.

                 "Closing Date" shall mean the Closing Date as defined in the Placement Agreement.

                 "Company" shall have the meaning set forth in the preamble and also includes the Company's successors.
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                 "Common Stock" means the Common Stock of the Company and any other capital stock of the Company into which such common stock may be converted or reclassified or that may be issued in respect of, in exchange for, or in substitution of, such common stock by reason of any stock splits, stock dividends, distributions, mergers, consolidations or other like events.

                 "Exercise Date" shall mean the later of (a) the date on which the Certificate of Incorporation of the Company is amended in order to increase the number of shares of Common Stock to a number sufficient to permit the Company to issue and deliver Common Stock upon the exercise in full of all outstanding Warrants, or (b) November 14, 1995.

                 "Expiration Date" shall mean May 1, 2002, the date upon which the Warrants expire.

                 "Holder" shall mean the Placement Agent, for so long as it owns any Registrable Securities, and each of its successors, assigns and direct and indirect transferees who become registered owners of Registrable Securities under the Warrant Agreement.

                 "Majority Holders" shall mean the Holders of a majority of the outstanding Registrable Securities; provided that whenever the consent or approval of Holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or any of its affiliates (as such term is defined in Rule 405 under the 1933 Act) (other than the Placement Agent or subsequent holders of Registrable Securities if such subsequent holders are deemed to be such affiliates solely by reason of their holding of such Registrable Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage or amount.

                 "Person" shall mean an individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

                 "Placement Agent" shall have the meaning set forth in the preamble.

                 "Placement Agreement" shall have the meaning set forth in the preamble.

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                 "Prospectus" shall mean the prospectus included in a
         Registration Statement, including any preliminary prospectus, and any such prospectus as amended or supplemented by any prospectus supplement, including a prospectus supplement with respect to the terms of the offering of any portion of the Registrable Warrants covered by a Shelf Registration Statement, and by all other amendments and supplements to such prospectus, including post-effective amendments, and in each case including all material incorporated by reference therein.

                 "Registrable Securities" shall mean (i) the Registrable Warrants and (ii) the Warrant Shares.

                 "Registrable Warrants" shall mean the Warrants; provided, however, that the Warrants shall cease to be Registrable Warrants when
         (i) a Registration Statement with respect to such Warrants shall have been declared effective under the 1933 Act and such Warrants shall have been disposed of pursuant to such Registration Statement, (ii) such Warrants shall have been sold to the public pursuant to Rule 144(k) (or any similar provision then in force, but not Rule 144A) under the 1933 Act or (iii) such Warrants shall have ceased to be outstanding.

                 "Registration Expenses" shall mean any and all expenses incident to performance of or compliance by the Company with this Agreement, including without limitation: (i) all SEC, stock exchange or National Association of Securities Dealers, Inc. registration and filing fees, (ii) all fees and expenses incurred in connection with compliance with state securities or blue sky laws (including reasonable fees and disbursements of counsel for any underwriters in connection with blue sky qualification of any of the Registrable Securities), (iii) all expenses of any Persons in preparing or assisting in preparing, word processing, printing and distributing any Registration Statement, any Prospectus, any amendments or supplements thereto, any underwriting agreements, securities sales agreements and other documents relating to the performance of and compliance with this Agreement, (iv) all rating agency fees, (v) the fees and disbursements of the Warrant Agent, (vi) the fees and disbursements of counsel for the Company and the fees and disbursements of one counsel for





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         the Holders of the Registrable Warrants (which counsel shall be selected by the Majority Holders and which counsel may also be counsel for the Placement Agent), and (vii) the fees and disbursements of the independent public accountants of the Company and any partnership or joint venture in which the Company or any of its subsidiaries is a partner, including the expenses of any special audits or "cold comfort" letters required by or incident to such performance and compliance, but excluding fees of counsel to the underwriters (other than fees and expenses set forth in clause (ii) above) or the Holders (other than fees and expenses set forth in clause (vi) above) and underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of Registrable Securities by a Holder.

                 "Registration Statement" shall mean any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, and all amendments and supplements to any such Registration Statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                 "SEC" shall mean the Securities and Exchange Commission.

                 "Shelf Registration" shall mean a registration effected in accordance with Section 2(a) hereof.

                 "Shelf Registration Statement" shall mean a "shelf" registration statement of the Company pursuant to the provisions of
         Section 2(a) of this Agreement which covers all of the Registrable Securities on an appropriate form under Rule 415 under the 1933 Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.





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                 "Underlying Securities" shall mean the Common Stock or other securities issuable upon the exercise of the Warrants.

                 "Underwriters" shall have the meaning set forth in the last paragraph of Section 3 of this Agreement.

                 "Underwritten Registration" or "Underwritten Offering" shall mean a registration in which Registrable Warrants are sold to an Underwriter for reoffering to the public.

                 "Warrant Agent" shall mean the warrant agent with respect to the Warrants under the Warrant Agreement.

                 "Warrant Agreement" shall mean the Warrant Agreement relating to the Warrants dated as of May 13, 1994 between the Company and United States Trust Company of New York, a New York corporation, as warrant agent, as the same may be amended from time to time in accordance with the terms thereof.

                 "Warrant Shares" shall mean (i) Underlying Securities, (ii) any common stock or other security issued as (or issuable upon the conversion or exercise of any warrant, right, option or other convertible security which is issued as) a dividend or other distribution with respect to, or in exchange for, or in replacement of, the Underlying Securities, and (iii) any common stock issued by way of a stock split of the Underlying Securities referred to in clauses (i) or (ii) above.

                 "Warrants" shall have the meaning set forth in the second paragraph of this Agreement.

                 2. Registration Under the 1933 Act. (a) The Company shall use its best efforts to cause to be filed with the SEC, a Shelf Registration Statement providing for (i) the offer and sale by the Holders of all of the Registrable Warrants, and (ii) the registration of the issuance by the Company of all of the Warrant Shares. The Company agrees to use its best efforts to have such Shelf Registration Statement filed pursuant to this
Section 2 declared effective by the SEC no later than the close of business on the date that is the last date prior to the Exercise Date. The Company shall use its best efforts to





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keep the Shelf Registration Statement filed pursuant to this Section 2 continuously effective until the close of business on the thirtieth day after the Expiration Date or such shorter period that will terminate when all of the Registrable Securities covered by such Shelf Registration Statement have been sold pursuant to such Shelf Registration Statement or are no longer outstanding, and the Company shall comply with the applicable requirements of the 1933 Act, the 1934 Act and other applicable laws and regulations in connection with such Shelf Registration. The Company further agrees to supplement or amend the Shelf Registration Statement, if required by the rules, regulations or instructions applicable to the registration form used by the Company for such Shelf Registration Statement or by the 1933 Act or by any other rules and regulations thereunder for shelf registration or if reasonably requested by a Holder of Registrable Warrants with respect to information relating to such Holder in order to accurately reflect information regarding such Holder or such Holder's plan of distribution of Registrable Warrants as required by the Registration Statement, and to use all reasonable best efforts to cause any such amendment to become effective and such Shelf Registration Statement to become usable as soon as thereafter practicable. The Company agrees to furnish to the Holders of Registrable Securities copies of any such supplement or amendment promptly after its being used or filed with the SEC and, with respect to the registration of the Warrant Shares, to furnish to the Warrant Agent current Prospectuses meeting the requirements of the 1933 Act and the rules and regulations of the SEC thereunder in sufficient quantity to permit the Warrant Agent to deliver a Prospectus to each Holder of a Warrant upon the exercise thereof. The Company further agrees to pay all fees, costs and expenses in connection with the preparation and delivery to the Warrant Agent of the Prospectuses and the delivery thereof by the Warrant Agent to the Holders of the Warrants.


                 (b) Each Holder whose Registrable Warrants are covered by a Shelf Registration Statement filed pursuant to this Section 2 agrees, upon the request of the Underwriter(s) in any Underwritten Offering permitted pursuant to this Agreement, not to effect any public sale or distribution of securities of the Company of the same class as the Registrable Warrants included in such Registration Statement, including a





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sale pursuant to Rule 144 under the 1933 Act (except as part of such registration), during the 10-day period prior to, and during the 90-day period beginning on, the closing date of any such Underwritten Offering made pursuant to such Registration Statement, to the extent timely notified in writing by the Company or such Underwriter(s).

                 The foregoing provision shall not apply to any Holder of Registrable Warrants if such Holder is prevented by applicable statute or regulation from entering into any such agreement; provided, however, that any such Holder shall undertake, in its request to participate in any such Underwritten Offering, not to effect any public sale or distribution of any of its Registrable Warrants commencing on the date of sale of such Registrable Warrants unless it has provided 45 days' prior written notice of such sale or distribution to the Underwriter(s).

                 The Company agrees not to effect any public or private offer, sale or distribution of securities of the same quality and nature of the Registrable Warrants, including a sale pursuant to Regulation D under the 1933 Act, during the 10-day period prior to, and during the 90-day period beginning on, the closing date of each Underwritten Offering permitted pursuant to
Section 3 hereof made pursuant to the Registration Statement, to the extent timely notified in writing by the Underwriter(s) and to cause each holder of securities of the same quality and nature as the Registrable Warrants obtained from the Company at any time on or after the date of this Agreement to agree not to effect any public sale or distribution of any such securities during such period, including a sale pursuant to Rule 144 under the 1933 Act (except as part of such registration).

                 (c) Expenses. The Company shall pay all Registration Expenses in connection with any registration pursuant to Section 2. Each Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of such Holder's Registrable Warrants pursuant to the Registration Statement.

                 (d) Effective Registration Statement. A Registration Statement pursuant to Section 2 hereof will not be deemed to have become effective unless it has been declared effective by





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the SEC; provided, however, that if, after it has been declared effective, the offering of Registrable Securities pursuant to such Registration Statement is interfered with by any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court, such Registration Statement will be deemed not to have been effective during the period of such interference until the offering of Registrable Securities pursuant to such Registration Statement may legally resume.

                 (e) Remedies. Without limiting the remedies available to the Placement Agent and the Holders, the Company acknowledges that any failure by the Company to comply with its obligations under Section 2(a) hereof may result in material irreparable injury to the Placement Agent or the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, the Placement Agent or any Holder may obtain such relief as may be required to specifically enforce the Company's obligations under Section 2(a) hereof.

                 3.  Registration Procedures.   In connection with the
obligations of the Company with respect to the Registration Statements pursuant to Section 2(a) hereof, the Company shall as expeditiously as possible within the above time limits:

                 (a) prepare and file with the SEC a Registration Statement on the appropriate form under the 1933 Act, which form (x) shall be selected by the Company and (y) shall be available for the sale of the Registrable Warrants by the selling Holders thereof and (z) shall comply as to form in all material respects with the requirements of the applicable form and include all financial statements required by the SEC to be filed therewith, and use all reasonable best efforts to cause such Registration Statement to become effective and remain effective in accordance with Section 2 hereof;

                 (b) prepare and file with the SEC such amendments and post-effective amendments to such Registration Statement as may be necessary to keep such Registration Statement effective for the applicable period under the Agreement and cause each Prospectus to be supplemented by any required





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         prospectus supplement and, as so supplemented to be filed pursuant to
         Rule 424 under the 1933 Act;

                 (c) in the case of the registration of the Registrable Warrants, furnish to each Holder of Registrable Warrants, to counsel for the Placement Agent, to counsel for the Holders and to each Underwriter of an Underwritten Offering of Registrable Warrants, if any, without charge, as many copies of each Prospectus, including each preliminary Prospectus, and any amendment or supplement thereto and such other documents as such Holder or Underwriter may reasonably request, in order to facilitate the public sale or other disposition of the Registrable Warrants; and the Company consents to the use of such Prospectus and any amendment or supplement thereto in accordance with applicable law by each of the selling holders of Registrable Warrants and any such Underwriters in connection with the offering and sale of the Registrable Warrants covered by and in the manner described in such Prospectus or any amendment or supplement thereto in accordance with applicable law;

                 (d) use its reasonable best efforts to register or qualify the Registrable Securities under all applicable state securities or "blue sky" laws of such jurisdictions as any Holder of Registrable Securities covered by a Registration Statement shall reasonably request in writing by the time the applicable Registration Statement is declared effective by the SEC, to cooperate with such Holders in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts and things which may be reasonably necessary or advisable to enable such Holder to consummate the disposition in each such jurisdiction of such Registrable Securities owned by such Holder; provided, however, that the Company shall not be required to (i) qualify as a foreign corporation or as a dealer in securities in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d),
         (ii) file any general consent to service of process or (iii) subject itself to taxation in any such jurisdiction if it is not so subject;





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                 (e)  in the case of the registration of Registrable Warrants, notify each Holder of Registrable Warrants, counsel for the Holders and counsel for the Placement Agent promptly and, if requested by any such Holder, confirm such advice in writing (i) when a Registration Statement has become effective and when any post-effective amendments and supplements thereto have been filed and become effective, (ii) of any request by the SEC or any state securities authority for amendments and supplements to a Registration Statement and Prospectus or for additional information after the Registration Statement has become effective, (iii) of the issuance by the SEC or any state securities authority of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if, between the effective date of a Registration Statement and the closing of any sale of Registrable Warrants covered thereby, the representations and warranties of the Company contained in any underwriting agreement, securities sales agreement or other similar agreement, if any, relating to such offering cease to be true and correct in all material respects or if the Company receives any notification with respect to the suspension of the qualification of the Registrable Warrants for sale in any jurisdiction or the initiation of any proceeding for such purpose, (v) of the happening of any event during the period the Registration Statement is effective which makes any statement made in such Registration Statement or the related Prospectus untrue in any material respect or which requires the making of any changes in such Registration Statement or Prospectus in order to make the statements therein not misleading, and (vi) of any determination by the Company that a post-effective amendment to a Registration Statement would be appropriate;

                 (f) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement at the earliest possible moment and provide prompt notice to each Holder of the withdrawal of any such order;






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                 (g)  furnish to each Holder of the Registrable Warrants,
         without charge, at least one conformed copy of each Registration Statement and any post-effective amendment thereto (without documents incorporated therein by reference or exhibits thereto, unless requested);

                 (h) in the case of the registration of the Registrable Warrants, cooperate with the selling Holders of Registrable Warrants to facilitate the timely preparation and delivery of certificates representing Registrable Warrants to be sold and not bearing any restrictive legends and enable such Registrable Warrants to be in such denominations (consistent with the provisions of the Warrant Agreement) and registered in such names as the selling Holders may reasonably request at least two business days prior to the closing of any sale of Registrable Warrants;

                 (i) in the case of the registration of Registrable Warrants, upon the occurrence of any event contemplated by Section 3(e)(v) hereof, use its reasonable best efforts to prepare a supplement or post-effective amendment to a Registration Statement or the related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Warrants, such Prospectus will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading. The Company agrees to notify each Holder of Registrable Warrants to suspend use of the Prospectus as promptly as practicable after the occurrence of such an event, and each such Holder hereby agrees to suspend use of the Prospectus until the Company has amended or supplemented the Prospectus to correct such misstatement or omission;


                 (j) a reasonable time prior to the filing of any Registration Statement, any Prospectus, any amendment to a Registration Statement or amendment or supplement to a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus after initial filing of a Registration Statement, provide





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         copies of such document to the Placement Agent and its counsel and the
         Holders of Registrable Warrants and their counsel and make such of the representatives of the Company as shall be reasonably requested by the Placement Agent or its counsel and the Holders of Registrable Warrants or their counsel available for discussion of such document, and shall not at any time file or make any amendment to the Registration Statement, any Prospectus or any amendment of or supplement to a Registration Statement or a Prospectus or any document which is to be incorporated by reference into a Registration Statement or a Prospectus, of which the Placement Agent and its counsel and the Holders of Registrable Warrants and their counsel shall not have previously been advised and furnished a copy or in a form to which the Placement Agent or its counsel and the Holders of Registrable Warrants or their counsel shall reasonably object;

                 (k) in the case of the registration of Registrable Warrants, make available for inspection by a representative of the Holders of the Registrable Warrants, any Underwriter participating in any disposition pursuant to such Shelf Registration Statement, and attorneys and accountants designated by such Holders, at reasonable times and in a reasonable manner, all financial and other records, pertinent documents and properties of the Company, and cause the respective officers, directors and employees of the Company to supply all information reasonably requested by any such representative, Underwriter, attorney or accountant in connection with a Shelf Registration Statement;provided, however, that such Underwriters, representatives, attorneys or accountants agree to keep confidential any records, information or documents that are designated by the Company in writing as confidential unless such records, information or documents are (i) available to the public, (ii) were already in such Underwriters', representatives', attorneys' or accountants' possession prior to its receipt from the Company, (iii) is obtained by such Underwriters, representatives, attorneys or accountants from a third person who, insofar as is known to such Underwriters, representatives, attorneys or accountants, is not prohibited from transmitting the information to such Underwriters, representatives, attorneys or accountants by a contractual, legal or





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         fiduciary obligation to the Company, or (iv) disclosure of such records, information or documents is required by court or administrative order after the exhaustion of appeals therefrom and to use such information obtained pursuant to this provision only in connection with the transaction for which such information was obtained, and not for any other purpose;

                 (l) use its reasonable best efforts to cause all Registrable Securities to be listed on any securities exchange or any automated quotation system on which the same or a similar class of securities issued by the Company are then listed, to the extent such Registrable Securities satisfy applicable listing requirements;

                 (m) if reasonably requested by any Holder of Registrable Warrants covered by a Registration Statement in order to accurately reflect information regarding such Holder or such Holder's plan of distribution of Registrable Warrants as required by such Registration Statement, (i) promptly incorporate in a Prospectus supplement or post-effective amendment such information with respect to such Holder as such Holder reasonably requests to be included therein and (ii) make all required filings of such Prospectus supplement or such post-effective amendment as soon as the Company has received notification of the matters to be incorporated in such filing; and

                 (n) in the case of the registration of Registrable Warrants, enter into such customary agreements and take all such other actions in connection therewith (including those requested by the Holders of a majority of the Registrable Warrants being sold) in order to expedite or facilitate the disposition of such Registrable Warrants including, but not limited to, an Underwritten Offering and in such connection, (i) to the extent possible, make such representations and warranties to such Holders and any Underwriters of such Registrable Warrants with respect to the business of the Company and its subsidiaries and its or its subsidiaries' joint ventures, the Registration Statement, Prospectus and documents incorporated by reference or deemed incorporated by reference, if any, in each case, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings





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         and confirm the same if and when requested, (ii) obtain opinions of counsel to the Company (which counsel and opinions, in form, scope and substance, shall be reasonably satisfactory to such Holders and such Underwriters and their respective counsel) addressed to each such selling Holder and Underwriter of Registrable Warrants, covering the matters customarily covered in opinions requested in underwritten offerings, (iii) obtain "cold comfort" letters from the independent certified public accountants of the Company (and, if necessary, any other certified public accountant of any subsidiary of the Company or any joint venture in which the Company or any of its subsidiaries is a partner, or of any business acquired by the Company for which financial statements and financial data are or are required to be included in the Registration Statement) addressed to each such selling Holder and Underwriter of Registrable Warrants, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters in connection with underwritten offerings, and
         (iv) deliver such documents and certificates as may be reasonably requested by the Holders of a majority in principal amount of the Registrable Warrants being sold or the Underwriters, and which are customarily delivered in underwritten offerings, to evidence the continued validity of the representations and warranties of the Company made pursuant to clause (i) above and to evidence compliance with any customary conditions contained in an underwriting agreement.

                 In the case of the registration of Registrable Warrants, the Company may require each Holder of Registrable Warrants to furnish to the Company such information regarding such Holder and the proposed distribution by such Holder of such Registrable Warrants as the Company may from time to time reasonably request in writing.

                 In the case of the registration of Registrable Warrants, each Holder of Registrable Warrants agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e)(v) hereof, such Holder will forthwith discontinue disposition of Registrable Warrants pursuant to a Registration Statement until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 3(i) hereof, and, if so





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directed by the Company, such Holder will deliver to the Company (at its expense) all copies in its possession, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Warrants current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of Registrable Warrants pursuant to a Registration Statement, the Company shall extend the period during which the Registration Statement shall be maintained effective pursuant to this Agreement by the number of days during the period from and including the date of the giving of such notice to and including the date when the Company shall have made available to the Holders copies of the supplemented or amended Prospectus necessary to resume such dispositions.

                 The Holders of Registrable Warrants covered by a Shelf Registration Statement who desire to do so may sell such Registrable Warrants in an Underwritten Offering. In any such Underwritten Offering, the investment banker or investment bankers and manager or managers (the "Underwriters") that will administer the offering will be selected by the Majority Holders of the Registrable Warrants included in such offering.


                 4. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless the Placement Agent, each Holder and each person, if any, who controls the Placement Agent or any Holder within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act, or is under common control with, or is controlled by, the Placement Agent or any Holder, from and against any and all losses, claims, damages and liabilities (including, without limitation, any legal or other expenses reasonably incurred by the Placement Agent, any Holder or any such controlling or affiliated person in connection with defending or investigating any such action or claim) caused by any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement (or any amendment thereto) pursuant to which Registrable Securities were registered under the 1933 Act, including all documents incorporated therein by reference, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or caused by any untrue statement or alleged untrue statement of a material fact contained in any Prospectus (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto), or caused by any omission or alleged omission to state therein a material fact necessary to make the statements therein in light of the circumstances under which they were made not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Placement Agent or any Holder furnished to the Company in writing by the Placement Agent or any selling Holder expressly for use therein. In connection with any Underwritten Offering permitted by Section 3, the Company will also indemnify the Underwriters, if any, selling brokers, dealers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act and the Exchange Act) to the same extent as provided above with respect to the indemnification of the Holders, if requested in connection with any Registration Statement.

                 (b) Each Holder agrees, severally and not jointly, to indemnify and hold harmless the Company, the Placement Agent, and the other selling Holders, and each of their respective directors, officers who sign the Registration Statement and each Person, if any, who controls the Company, the Placement Agent, and any other selling Holder within the meaning of either
Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to the Placement Agent and the Holders but only with reference to information relating to such Holder furnished to the Company in writing by such Holder expressly for use in the Registration Statement (or any amendment thereto) or any Prospectus (or any amendment or supplement thereto).


                 (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which such person is entitled to indemnity pursuant to either paragraph (a) or (b) above, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing and the indemnifying party, upon request of the indemnified party, shall retain counsel reasonably satisfactory to the indemnified party to represent the indemnified party and any others the indemnifying party may designate in such proceeding and shall pay the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the (A) fees and expenses of more than one separate firm (in addition to any local counsel) for the Placement Agent and all persons, if any, who control the Placement Agent within the meaning of either Section 15 of the 1933 Act or Section 20 of the 1934 Act,
(B) the fees and expenses of more than one separate firm (in addition to any local counsel) for the Company, its directors, its officers who sign the Registration Statement and each person, if any, who controls the Company within the meaning of either such Section and (C) the fees and expenses of more than one separate firm (in addition to any local counsel) for all Holders and all persons, if any, who control any Holders within the meaning of either such Section, and that all such fees and expenses shall be reimbursed as they are incurred. In such case involving the Placement Agent and persons who control the Placement Agent, such firm shall be designated in writing by the Placement Agent. In such case involving the Holders and such persons who control Holders, such firm shall be designated in writing by the Majority Holders. In all other cases, such firm shall be designated by the Company. The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. Notwithstanding the forgoing sentence, if at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for fees and expense of counsel as contemplated by the second and third sentences of this paragraph, the indemnifying party agrees that it shall be liable for any settlement of any proceeding effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the aforesaid request and (ii) such indemnifying party shall not have reimbursed the indemnified party for such fees and expenses of counsel in accordance with such request prior to the date of such settlement. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened proceeding in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party, unless such settlement includes an unconditional release of such indemnified party from all liability on claims that are the subject matter of such proceeding.

                 (d) If the indemnification provided for in paragraph (a) or (b) of this Section 4 is unavailable to or insufficient to hold harmless an indemnified party, then each indemnifying party under such paragraph, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities in such proportion as is appropriate to reflect the relative fault of the indemnified party or parties on the one hand and of the indemnified party or parties on the other hand in connection with such statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Holders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or by the Holders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Holders' respective obligations to contribute pursuant to this Section 4(d) are several in proportion to the respective number of Registrable Securities of such Holder that were registered pursuant to a Registration Statement.

                 (e) The Company and each Holder agree that it would not be just or equitable if contribution pursuant to this Section 4 were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in paragraph (d) above.
The amount paid or payable by an indemnified party as a result of the losses, claims, damages and liabilities referred to in paragraph (d) above shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 4, no Holder shall be required to indemnify or contribute any amount in excess of the amount by which the total price at which the Registrable Securities sold by such Holder exceeds the amount of any damages that such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The remedies provided for in this Section 4 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

                 The indemnity and contribution provisions contained in this
Section 4 shall remain operative and in full force and effect regardless of (i) any termination of this Agreement, (ii) any investigation made by or on behalf of the Placement Agent, any Holder or any person controlling the Placement Agent or any Holder, or by or on behalf of the Company, its officers or directors or any person controlling the Company and (iii) any sale of Registrable Securities pursuant to a Shelf Registration Statement.

                 5. Miscellaneous. (a) No Inconsistent Agreements. The Company has not entered into, and on or after the date of this Agreement will not enter into, any agreement which is inconsistent with the rights granted to the Holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's other issued and outstanding securities under any such agreements.

                 (b) Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given unless the Company has obtained the written consent of Holders of at least a majority of the outstanding Registrable Securities affected by such amendment, modification, supplement, waiver or departure; provided, however, that no amendment, modification, supplement, waiver or consent to the departure with respect to the provisions of Section 4 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder of Registrable Securities.

                 (c) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, registered first-class mail, telex, telecopier, or any courier guaranteeing overnight delivery (i) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this Section 5(c), which address initially is, with respect to the Placement Agent, the address set forth in the Placement Agreement; and (ii) if to the Company, initially at the Company's address set forth in the Placement Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 5(c).

                 All such notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; five business days after being deposited in the mail, postage prepaid, if mailed; when answered back, if telexed; when receipt is acknowledged, if telecopied; and on the next business day if timely delivered to an air courier guaranteeing overnight delivery.

                 Copies of all such notices, demands, or other communications shall be concurrently delivered by the person giving the same to the Warrant Agent, at the address specified in the Warrant Agreement.

                 (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the Placement Agreement.
If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registrable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities, such Person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement and such Person shall be entitled to receive the benefits hereof. The Placement Agent (in its capacity as Placement Agent) shall have no liability or obligation to the Company with respect to any failure by any other Holder to comply with, or any breach by any other Holder of, any of the obligations of such other Holder under this Agreement.

                 (e) Purchases and Sales of Registrable Securities. The Company shall not, and shall use its best efforts to cause its affiliates (as defined in Rule 405 under the 1933 Act) not to, purchase and then resell or otherwise transfer any Registrable Securities.

                 (f) Third Party Beneficiary. The Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and the Placement Agent, on the other hand, and the Placement Agent and the Holders shall have the right to enforce such agreements directly to the extent they deem such enforcement necessary or advisable to protect the rights of the Placement Agent or the Holders hereunder.

                 (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                 (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

                 (i) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                 (j) Severability. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

                 IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.

                                       J.M. PETERS COMPANY, INC.



                                       By: _____________________________
                                           Name:
                                           Title:





Confirmed and accepted as of
  the date first above written:

MORGAN STANLEY & CO. INCORPORATED



By: _____________________________
    Name:  Michael A. Happel
    Title:  Vice President





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